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                          UNITED INDUSTRIAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                                 GLEN M. KASSAN
                               JAMES R. HENDERSON
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PRESS RELEASE
                                         MACKENZIE PARTNERS, INC.
                                         105 Madison Avenue, New York, NY, 10016
                                         Tel: 212-929-5500   Fax: 212-929-0308

                                         1875 Century Park East, Los Angeles, CA 90067
                                         Tel: 310-284-3110    Fax: 310-306-2420

CONTACT:
--------
Warren Lichtenstein
Steel Partners II, L.P.
(212) 813-1500

Bob Marese
MacKenzie Partners, Inc.
(212) 929-5405

FOR IMMEDIATE RELEASE:
----------------------

                 STEEL PARTNERS URGES UIC SHAREHOLDERS TO ELECT
                      ONE ADDITIONAL INDEPENDENT NOMINEE AT
                       OCTOBER 4, 2002 SHAREHOLDER MEETING

            NEW YORK,  NEW YORK,  September 26, 2002 - Steel  Partners II, L.P.,
which owns 1,310,250 shares of United  Industrial Corp. (NYSE: UIC) representing approximately  10% of the  outstanding  shares,  issued  an open  letter  to UIC shareholders  urging  them to elect one  additional  independent  nominee at the annual  meeting  scheduled  for  October 4,  2002.  Warren  Lichtenstein,  Chief
Executive  Officer of Steel Partners,  stated "We are offering  shareholders the opportunity to add one more independent  director,  Glen Kassan, to the Board of
Directors.  Mr.  Kassan is fully  committed  to pursuing a course of action that will  maximize  shareholder  value.  We encourage all  shareholders  who want to maximize their investment in UIC to vote their GOLD proxy card today." A copy of the full letter is reprinted below.

                             STEEL PARTNERS II, L.P.

                                                              September 26, 2002

Dear Fellow Shareholder:

            We  appreciate  and are  encouraged  by the interest and support our director-nominee, Glen Kassan, has received from the UIC shareholders, large and small. These conversations  convince us that your interests and ours are aligned and that we all want the same thing - Maximization of our investment.

            DON'T LET UIC MANAGEMENT'S TACTICS DETER YOU FROM VOTING
                                FOR GLEN KASSAN.

            It has also come to attention  that UIC may be "muddying the waters"
regarding the effects of cumulative  voting.  Some  shareholders  have expressed their  concern  to us that  we  want to  replace  Richard  Erkeneff,  the  Chief
Executive  Officer of UIC. As you know we are seeking  only one of the two board seats up for election.  Under the rules of cumulative  voting, UIC management is the only party that can determine  which of their two nominees,  Mr. Erkeneff or
Mr.  Hoeper,  will be elected to the remaining  board seat in the event that Mr.
Kassan is elected.

           STEEL PARNERS HAS NO SAY IN WHO UIC MANAGEMENT WILL ELECT
                        TO FILL THE REMAINING BOARD SEAT.

            Remember, if Glen Kassan wins the election,  the second board member elected will be either Mr.  Erkeneff or Mr.  Hoeper and UIC  management  decides which  candidate  it will be. WE ARE  DISAPPOINTED  BY  MANAGEMENT'S  ATTEMPT TO
DECEIVE  SHAREHOLDERS  INTO  BELIEVING  THAT STEEL  PARTNERS CAN DECIDE THAT MR.
ERKENEFF WILL NOT BE ELECTED TO THE BOARD.

             ONLY UIC MANAGEMENT MAKES THE DECISION ON WHICH OF ITS
                            NOMINEES WILL BE ELECTED.

            As  stated in our  previous  letters  to you,  Steel  Partners  owns
1,310,250  shares  of  common  stock,  representing  approximately  10%  of  the outstanding  shares.  We invested in UIC because we saw great potential.  We are convinced that the full value of our investment will never be realized under the leadership of the current Board. WE ARE OFFERING SHAREHOLDERS THE OPPORTUNITY TO
ADD ONE  MORE  INDEPENDENT  DIRECTOR  TO THE  BOARD  WHO IS FULLY  COMMITTED  TO
PURSUING A COURSE OF ACTION THAT WILL MAXIMIZE SHAREHOLDER VALUE.

            We are  committed  to  creating  a Board  with a clear  and  focused mission  to  maximize  shareholder  value by  establishing  and  implementing  a formalized process to sell the company. We outlined such a process in our letter of September 18, 2002. ASK YOURSELF,  BY NOT ANNOUNCING A FULL AUCTION,  HAS THE
BOARD  DEFERRED  POTENTIAL  PURCHASERS?  BY NOT ANNOUNCING A FULL AUCTION IS THE
BOARD DOING EVERYTHING IT CAN TO MAXIMIZE SHAREHOLDER VALUE?

                           VOTE YOUR GOLD PROXY TODAY

            We are asking you to elect our director  nominee,  Glen  Kassan,  in order to:

            o   Send a strong message to the Board to actively pursue the prompt sale of UIC;
            o   Elect a  representative  with  strong  ownership  interests  and orientation,  who is  committed  to  maximizing  value  for  all shareholders;

            o   Urge  the  Board  to  take  steps   necessary   to  become  more
                responsible to shareholders by eliminating the classified  Board and having all directors stand for election each year;
            o   Urge the Board to take the steps necessary to pursue all avenues to enhance shareholder value and reduce unnecessary expenses.

            VOTE THE GOLD PROXY TODAY. Do not return any White proxy sent to you by UIC management.  If you have already returned  management's White proxy card, you may revoke that proxy by signing,  dating and  returning  the enclosed  GOLD proxy card. The latest dated proxy card is the only one that counts.

            If you have any questions or need  assistance in voting your shares, please call our proxy  solicitor,  MacKenzie  Partners,  Inc. at (800)  322-2885
(toll-free) or (212) 929-5500 (call collect).

            Thank you for your support.

Warren Lichtenstein
On Behalf of Steel Partners II, L.P.

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